                                   EXHIBIT 3

                                 STRESS TABLES

STRESSES

     In the following tables, we have applied various stresses to our Base Case. There are two types of stress that we use:

     - A REDUCTION IN LEASE RENTALS: in our Base Case, net stress-related costs result in a 4.5% reduction in lease rentals. In the tables, as a stress to our Base Case, we have applied a further change in lease rentals, by the percentages shown. We have used this change in addition to the 4.5% Base Case reduction, and kept the other assumptions constant, as a proxy for the change in the amount of net cash available to repay principal that would result in any circumstances where there was any combination of (1) an increase or reduction in lease rentals, (2) an increase or reduction in net stress-related costs, (3) an increase or reduction in aircraft operating expenses, (4) an increase or reduction in SG&A and
        (5) an increase or reduction in interest costs, including swap costs.

     - A DECLINE IN PORTFOLIO VALUE: in our Base Case, we assume that aircraft values decline over time in accordance with the depreciation curve that is used to determine the Assumed Portfolio Value under our indenture. In the tables, as a stress to our Base Case, we have set the Adjusted Portfolio Value, at a specified percentage of the Assumed Portfolio Value under our Base Case. You should refer to MSAF's prospectus dated November 4, 1998 under "Description of the Notes -- Payment of Principal and Interest -- Principal Amortization" for a description of the depreciation curve and how the Assumed Portfolio Value and the Adjusted Portfolio Value are determined. We have used this reduction in portfolio value to illustrate the effects of a decline in the value of our aircraft that is greater than what the Base Case assumes.

     EFFECT OF A PERMANENT CHANGE IN LEASE RENTALS

     In preparing the tables below, we have started with our Base Case and have varied lease rentals, by the indicated percentages, beginning in years 3 and 6. If our lease rentals were to vary as shown below and all of the other assumptions were to prove correct, then the expected maturities and weighted average lives of the respective subclasses of 1998 Notes would be as shown below.

          EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF 1998 NOTES ASSUMING A PERMANENT CHANGE IN LEASE RENTALS, BEGINNING IN YEAR 3

                                                                        PERMANENT CHANGE IN LEASE RENTALS
                                                                        AS A PERCENTAGE OF LEASE RENTALS
                                                     -----------------------------------------------------------------------
                                                      BASE CASE      BASE CASE                    BASE CASE      BASE CASE
                                                        + 10%           + 5%        BASE CASE        - 5%          - 10%
                                                     ------------   ------------   -----------   ------------   ------------
                                                     EXP     AVG    EXP     AVG    EXP    AVG    EXP     AVG    EXP     AVG
                                                     ----    ----   ----    ----   ----   ----   ----    ----   ----    ----
Subclass A-2.......................................   4.6     2.6    5.0     2.7    5.4    2.8    6.8     3.1    6.8     3.2
Subclass B-1.......................................  12.9     6.9   13.0     7.0   13.0    7.0   14.0     7.2   14.0     7.3
Subclass C-1.......................................  12.1     8.3   13.2     8.4   13.2    8.4   15.1    10.0   17.1    13.5
Subclass D-1.......................................  11.8     9.4   14.0    10.1   14.0   10.1   19.7    15.0       (1)

---------------

(1) Not all principal repaid prior to Final Maturity Date (Yield =  3.36%).

                                      E-3-1

          EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF 1998 NOTES ASSUMING A PERMANENT CHANGE IN LEASE RENTALS, BEGINNING IN YEAR 6

                                                                        PERMANENT CHANGE IN LEASE RENTALS
                                                                        AS A PERCENTAGE OF LEASE RENTALS
                                                     -----------------------------------------------------------------------
                                                      BASE CASE      BASE CASE                    BASE CASE      BASE CASE
                                                        + 10%           + 5%        BASE CASE        - 5%          - 10%
                                                     ------------   ------------   -----------   ------------   ------------
                                                     EXP     AVG    EXP     AVG    EXP    AVG    EXP     AVG    EXP     AVG
                                                     ----    ----   ----    ----   ----   ----   ----    ----   ----    ----
Subclass A-2.......................................   5.3     2.8    5.3     2.8    5.4    2.8    6.8     2.9    6.8     2.9
Subclass B-1.......................................  13.0     7.0   13.0     7.0   13.0    7.0   13.8     7.1   14.0     7.2
Subclass C-1.......................................  13.2     8.4   13.2     8.4   13.2    8.4   15.1     9.7   15.6    10.1
Subclass D-1.......................................  13.6    10.0   14.0    10.1   14.0   10.1   18.8    14.1       (1)

---------------

(1) Not all principal repaid prior to Final Maturity Date (Yield =  8.05%).

     EFFECT OF PERMANENT DECLINE IN PORTFOLIO VALUE

     If the Adjusted Portfolio Value becomes significantly less than the Assumed Portfolio Value under the Base Case, the Scheduled Principal Payment Amount payable to holders of the class A notes may be increased. Payment of this increased amount may shorten the weighted average lives of the class A notes and lengthen the weighted average lives of the subclasses of notes that rank behind the class A notes in priority of payment. The following tables show the expected maturity and weighted average life of each subclass of 1998 Notes if the Adjusted Portfolio Value permanently declined to a given percentage of the Assumed Portfolio Value, beginning in years 1 and 5.

          EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF 1998 NOTES ASSUMING A PERMANENT CHANGE IN PORTFOLIO VALUE, BEGINNING IN YEAR 1

                                                                     ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF
                                                                     ASSUMED PORTFOLIO VALUE BEGINNING IN YEAR 1
                                                              ---------------------------------------------------------
                                                                 100%*           90%            80%            70%
                                                              ------------   ------------   ------------   ------------
                                                              EXP     AVG    EXP     AVG    EXP     AVG    EXP     AVG
                                                              ----    ----   ----    ----   ----    ----   ----    ----
Subclass A-2................................................   5.4     2.8    5.3     2.7    5.1     2.7    5.1     2.6
Subclass B-1................................................  13.0     7.0   13.0     7.0   13.0     7.0   13.0     7.2
Subclass C-1................................................  13.2     8.4   13.2     8.7   13.2     9.9   13.5    10.4
Subclass D-1................................................  14.0    10.1   14.0    10.2   14.2    12.6   15.1    13.1

---------------

* Base Case

          EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF 1998 NOTES ASSUMING A PERMANENT CHANGE IN PORTFOLIO VALUE, BEGINNING IN YEAR 5

                                                                  ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF
                                                                  ASSUMED PORTFOLIO VALUE BEGINNING IN YEAR 5
                                                          ------------------------------------------------------------
                                                             100%*            90%             80%             70%
                                                          ------------    ------------    ------------    ------------
                                                          EXP     AVG     EXP     AVG     EXP     AVG     EXP     AVG
                                                          ----    ----    ----    ----    ----    ----    ----    ----
Subclass A-2...........................................    5.4     2.8     5.3     2.8     5.3     2.8     5.3     2.8
Subclass B-1...........................................   13.0     7.0    13.0     7.0    13.0     7.1    13.0     7.2
Subclass C-1...........................................   13.2     8.4    13.2     8.4    13.2     9.7    13.7    10.1
Subclass D-1...........................................   14.0    10.1    14.0    10.2    14.3    12.5    15.1    13.1

---------------

*Base Case

     EFFECT OF CYCLICAL VARIATIONS IN LEASE RENTALS AND PORTFOLIO VALUE -- "RECESSION SCENARIOS"

     Historically, the aviation industry has experienced cyclical swings in the supply and demand for aircraft. We would be negatively affected by a decline in the demand for aircraft. We have assumed that such a decline

                                      E-3-2
in demand or "RECESSION" will result in a decline in aircraft values, as well as an increase in defaults and downtime and a decline in operating lease rental rates.

     We have prepared the following tables to show the effect on expected maturities and weighted average lives of the subclass B-1, C-1 and D-1 notes if recessions of different lengths were to occur in the future. In preparing the following tables we have assumed that a recession would have the following effect on MSAF group:

     - Aircraft values would fall on the first day of the recession to a given percentage of the Assumed Portfolio Value under the Base Case. This decrease would trigger an increase in Scheduled Principal Payment Amounts on the class A notes being paid if amounts were available.

     - After a period of two years following the first day of the recession, we have reduced lease rentals by a given percentage as a proxy for a combination of the reduction in lease rentals and the increase in net stress-related costs that we assume would occur as aircraft were re-leased or lessees defaulted. This would result in less cash flow being available to make payments of interest and principal on the 1998 Notes.

     - The recession would last a given period of time. Afterwards, the Adjusted Portfolio Value would return to the Assumed Portfolio Value under the Base Case on the first day after the recession. Two years after the end of the recession, lease rentals would return to the Base Case.

     Actual experience will likely differ from the assumptions we have used in preparing the following tables. Specifically, we can give no assurance that periods of weak traffic growth and lower demand for aircraft will be followed by periods of strong growth and high demand for aircraft nor can we give any assurance that following a recession aircraft values and lease rentals will return to Base Case levels. Because actual experience will likely differ from those assumptions, the actual maturities and weighted average lives of the 1998 Notes will likely differ from what is shown in the tables below.

                                      E-3-3

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF SUBCLASS B-1
                 NOTES ASSUMING A RECESSION LASTING THREE YEARS

DECLINE IN LEASE RENTALS AS A PERCENTAGE OF LEASE
  RENTALS..........................................       Base Case            Base Case -5%          Base Case -10%
ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF ASSUMED
  PORTFOLIO VALUE..................................         100%*                   90%                    80%

                                                        EXP         AVG         EXP         AVG         EXP         AVG
                                                     ---------   ---------   ---------   ---------   ---------   ---------
Recession begins at start of Year
  1 (closing date).................................       13.0         7.0        13.0         7.0        13.8         7.2
  3................................................       13.0         7.0        13.0         7.0        13.0         7.0
  5................................................       13.0         7.0        13.0         7.0        13.0         7.0
  10...............................................       13.0         7.0        13.0         7.0        13.1         7.1

---------------

* Base Case

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF SUBCLASS B-1
                 NOTES ASSUMING A RECESSION LASTING FIVE YEARS

DECLINE IN LEASE RENTALS AS A PERCENTAGE OF LEASE
  RENTALS..........................................       Base Case            Base Case -5%          Base Case -10%
ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF ASSUMED
  PORTFOLIO VALUE..................................         100%*                   90%                    80%

                                                        EXP         AVG         EXP         AVG         EXP         AVG
                                                     ---------   ---------   ---------   ---------   ---------   ---------
Recession begins at start of Year
  1 (closing date).................................       13.0         7.0        13.0         7.0        14.0         7.2
  3................................................       13.0         7.0        13.0         7.0        14.0         7.2
  5................................................       13.0         7.0        13.0         7.0        14.0         7.2
  10...............................................       13.0         7.0        13.0         7.0        13.6         7.2

---------------

* Base Case

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF SUBCLASS C-1
                 NOTES ASSUMING A RECESSION LASTING THREE YEARS

DECLINE IN LEASE RENTALS AS A PERCENTAGE OF LEASE
  RENTALS..........................................       Base Case            Base Case -5%          Base Case -10%
ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF ASSUMED
  PORTFOLIO VALUE..................................         100%*                   90%                    80%

                                                        EXP         AVG         EXP         AVG         EXP         AVG
                                                     ---------   ---------   ---------   ---------   ---------   ---------
Recession begins at start of Year
  1 (closing date).................................       13.2         8.4        13.2         8.6        15.1        10.4
  3................................................       13.2         8.4        13.2         8.6        14.1         9.9
  5................................................       13.2         8.4        13.2         8.5        13.7         9.4
  10...............................................       13.2         8.4        13.2         8.5        13.2         9.0

---------------

* Base Case

                                      E-3-4

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF SUBCLASS C-1
                 NOTES ASSUMING A RECESSION LASTING FIVE YEARS

DECLINE IN LEASE RENTALS AS A PERCENTAGE OF LEASE
  RENTALS..........................................       Base Case            Base Case -5%          Base Case -10%
ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF ASSUMED
  PORTFOLIO VALUE..................................         100%*                   90%                    80%

                                                        EXP         AVG         EXP         AVG         EXP         AVG
                                                     ---------   ---------   ---------   ---------   ---------   ---------
Recession begins at start of Year
  1 (closing date).................................       13.2         8.4        13.8         9.4        15.0        10.7
  3................................................       13.2         8.4        13.2         9.2        15.0        10.4
  5................................................       13.2         8.4        13.2         8.7        15.0        10.3
  10...............................................       13.2         8.4        13.2         8.5        14.2         9.4

---------------

* Base Case

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF SUBCLASS D-1
                 NOTES ASSUMING A RECESSION LASTING THREE YEARS

DECLINE IN LEASE RENTALS AS A PERCENTAGE OF LEASE
  RENTALS..........................................       Base Case            Base Case -5%          Base Case -10%
ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF ASSUMED
  PORTFOLIO VALUE..................................         100%*                   90%                    80%

                                                        EXP         AVG         EXP         AVG         EXP         AVG
                                                     ---------   ---------   ---------   ---------   ---------   ---------
Recession begins at start of Year
  1 (closing date).................................       14.0        10.1        15.6        12.2        17.9        14.6
  3................................................       14.0        10.1         5.1        11.4        17.0        13.9
  5................................................       14.0        10.1        14.5        11.0        16.6        13.0
  10...............................................       14.0        10.1        14.2        10.7        15.8        11.7

---------------

* Base Case

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF SUBCLASS D-1
                 NOTES ASSUMING A RECESSION LASTING THREE YEARS

DECLINE IN LEASE RENTALS AS A PERCENTAGE OF LEASE
  RENTALS..........................................       Base Case            Base Case -5%          Base Case -10%
ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF ASSUMED
  PORTFOLIO VALUE..................................         100%*                   90%                    80%

                                                        EXP         AVG         EXP         AVG         EXP         AVG
                                                     ---------   ---------   ---------   ---------   ---------   ---------
Recession begins at start of Year
  1 (closing date).................................       14.0        10.1        16.6        13.6        19.3        15.3
  3................................................       14.0        10.1        16.3        12.7        18.8        15.1
  5................................................       14.0        10.1        15.6        12.0        18.3        14.8
  10...............................................       14.0        10.1        14.6        11.1        17.0        12.5

---------------

* Base Case

                                      E-3-5

     EFFECT OF CHANGES IN LEASE RENTALS ON YIELDS OF FIXED RATE NOTES

     In preparing the tables below, we have started with our Base Case and varied lease rentals by the indicated percentages, beginning in certain years, for a period of three years in one case and permanently in the other. If our lease rentals were to vary as shown below and all of the other assumptions were to prove correct, then the yield to maturity for the subclass C-1 and D-1 notes would be as shown below. If lease rentals significantly declined, there might not be sufficient revenues available to meet interest and principal payments on the 1998 Notes. In such cases, interest on the 1998 Notes would be deferred.

YIELD, DATE OF FIRST DEFERRAL AND NUMBER OF MONTHS IN WHICH INTEREST IS DEFERRED
                                     ON THE
 SUBCLASS C-1 NOTES GIVEN THE ASSUMPTIONS BUT WITH A THREE YEAR CHANGE IN LEASE
                                    RENTALS
                             OF THE MAGNITUDE SHOWN

                                                 CHANGE IN LEASE RENTALS, AS A PERCENTAGE OF LEASE RENTALS,
                                                                     BEGINNING IN YEAR:
                                ---------------------------------------------------------------------------------------------
                                              3                               6                               9
                                -----------------------------   -----------------------------   -----------------------------
                                         DATE OF                         DATE OF                         DATE OF
                                          FIRST     MONTHS OF             FIRST     MONTHS OF             FIRST     MONTHS OF
CHANGE IN LEASE RENTALS         YIELD    DEFERRAL   DEFERRALS   YIELD    DEFERRAL   DEFERRALS   YIELD    DEFERRAL   DEFERRALS
-----------------------         ------   --------   ---------   ------   --------   ---------   ------   --------   ---------
Base Case + 5%................   7.00%     None         0        7.00%     None         0        7.00%     None         0
Base Case.....................   7.00%     None         0        7.00%     None         0        7.00%     None         0
Base Case - 5%................   7.00%     None         0        7.00%     None         0        7.00%     None         0
Base Case - 10%...............   7.00%     None         0        7.00%     None         0        7.00%     None         0

YIELD, DATE OF FIRST DEFERRAL AND NUMBER OF MONTHS IN WHICH INTEREST IS DEFERRED
                                     ON THE
 SUBCLASS C-1 NOTES GIVEN THE ASSUMPTIONS BUT WITH A PERMANENT CHANGE IN LEASE
                                    RENTALS
                             OF THE MAGNITUDE SHOWN

                                                 CHANGE IN LEASE RENTALS, AS A PERCENTAGE OF LEASE RENTALS,
                                                                     BEGINNING IN YEAR:
                                ---------------------------------------------------------------------------------------------
                                              3                               6                               9
                                -----------------------------   -----------------------------   -----------------------------
                                         DATE OF                         DATE OF                         DATE OF
                                          FIRST     MONTHS OF             FIRST     MONTHS OF             FIRST     MONTHS OF
CHANGE IN LEASE RENTALS         YIELD    DEFERRAL   DEFERRALS   YIELD    DEFERRAL   DEFERRALS   YIELD    DEFERRAL   DEFERRALS
-----------------------         ------   --------   ---------   ------   --------   ---------   ------   --------   ---------
Base Case + 5%................   7.00%      None         0       7.00%      None         0       7.00%      None        0
Base Case.....................   7.00%      None         0       7.00%      None         0       7.00%      None        0
Base Case - 5%................   7.00%      None         0       7.00%      None         0       7.00%      None        0
Base Case - 10%...............   7.00%    Sep-07       100       7.00%    Nov-10        30       7.00%      None        0

YIELD, DATE OF FIRST DEFERRAL AND NUMBER OF MONTHS IN WHICH INTEREST IS DEFERRED
                                     ON THE
 SUBCLASS D-1 NOTES GIVEN THE ASSUMPTIONS BUT WITH A THREE YEAR CHANGE IN LEASE
                                    RENTALS
                             OF THE MAGNITUDE SHOWN

                                                 CHANGE IN LEASE RENTALS, AS A PERCENTAGE OF LEASE RENTALS,
                                                                     BEGINNING IN YEAR:
                                ---------------------------------------------------------------------------------------------
                                              3                               6                               9
                                -----------------------------   -----------------------------   -----------------------------
                                         DATE OF                         DATE OF                         DATE OF
                                          FIRST     MONTHS OF             FIRST     MONTHS OF             FIRST     MONTHS OF
CHANGE IN LEASE RENTALS         YIELD    DEFERRAL   DEFERRALS   YIELD    DEFERRAL   DEFERRALS   YIELD    DEFERRAL   DEFERRALS
-----------------------         ------   --------   ---------   ------   --------   ---------   ------   --------   ---------
Base Case + 5%................   8.86%     None         0        8.86%     None         0        8.86%     None         0
Base Case.....................   8.86%     None         0        8.86%     None         0        8.86%     None         0
Base Case - 5%................   8.86%     None         0        8.86%     None         0        8.86%     None         0
Base Case - 10%...............   8.86%     None         0        8.86%     None         0        8.86%     None         0

                                      E-3-6

YIELD, DATE OF FIRST DEFERRAL AND NUMBER OF MONTHS IN WHICH INTEREST IS DEFERRED
                                     ON THE
 SUBCLASS D-1 NOTES GIVEN THE ASSUMPTIONS BUT WITH A PERMANENT CHANGE IN LEASE
                                    RENTALS
                             OF THE MAGNITUDE SHOWN

                                                 CHANGE IN LEASE RENTALS, AS A PERCENTAGE OF LEASE RENTALS,
                                                                     BEGINNING IN YEAR:
                                ---------------------------------------------------------------------------------------------
                                              3                               6                               9
                                -----------------------------   -----------------------------   -----------------------------
                                         DATE OF                         DATE OF                         DATE OF
                                          FIRST     MONTHS OF             FIRST     MONTHS OF             FIRST     MONTHS OF
CHANGE IN LEASE RENTALS         YIELD    DEFERRAL   DEFERRALS   YIELD    DEFERRAL   DEFERRALS   YIELD    DEFERRAL   DEFERRALS
-----------------------         ------   --------   ---------   ------   --------   ---------   ------   --------   ---------
Base Case + 5%................   8.86%      None         0       8.86%      None         0       8.86%      None        0
Base Case.....................   8.86%      None         0       8.86%      None         0       8.86%      None        0
Base Case - 5%................   8.86%    Sep-13        30       8.86%      None         0       8.86%      None        0
Base Case - 10%...............   3.36%    Sep-07       208       8.05%    Oct-10       159       8.86%    May-16        1

                                      E-3-7

     EFFECT OF AIRCRAFT SALES

     We have prepared the tables below based on the assumptions, except that we have assumed that each year we sell aircraft representing the indicated percentages of the adjusted portfolio value, beginning in years 1, 5 and 9. If MSAF group made annual aircraft sales as shown below and all of the other assumptions were to prove correct, then the expected maturities and weighted average lives of the respective subclasses of 1998 Notes would be as shown below.

          EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF 1998 NOTES ASSUMING ANNUAL AIRCRAFT SALES OF THE MAGNITUDE SHOWN, BEGINNING IN YEAR 1

                                                              PERCENTAGE OF ASSUMED PORTFOLIO VALUE SOLD BEGINNING IN
                                                                                       YEAR 1
                                                              --------------------------------------------------------
                                                                  0%*          1.0%           2.0%            3.0%
                                                              -----------   -----------   -------------   ------------
                                                              EXP    AVG    EXP    AVG    EXP      AVG    EXP     AVG
                                                              ----   ----   ----   ----   ----    -----   ----    ----
Subclass A-2...............................................    5.4    2.8    4.8    2.5    4.2      2.2    4.0     2.0
Subclass B-1...............................................   13.0    7.0   13.0    6.6   13.0      6.2   13.3     5.7
Subclass C-1...............................................   13.2    8.4   15.0    8.6   15.0      9.1   15.9     9.4
Subclass D-1...............................................   14.0   10.1   20.0   13.1       (1)             (2)

---------------

* Base Case

(1) Not all principal repaid prior to Final Maturity Date (Yield =  7.63%).

(2) Not all principal repaid prior to Final Maturity Date (Yield =  5.30%).

          EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF 1998 NOTES ASSUMING ANNUAL AIRCRAFT SALES OF THE MAGNITUDE SHOWN, BEGINNING IN YEAR 5

                                                               PERCENTAGE OF ASSUMED PORTFOLIO VALUE SOLD BEGINNING IN
                                                                                       YEAR 5
                                                               -------------------------------------------------------
                                                                   0%*          1.0%           2.0%           3.0%
                                                               -----------   -----------   ------------   ------------
                                                               EXP    AVG    EXP    AVG    EXP     AVG    EXP     AVG
                                                               ----   ----   ----   ----   ----   -----   ---    -----
Subclass A-2................................................    5.4    2.8    5.3    2.8    5.1     2.8   5.1      2.8
Subclass B-1................................................   13.0    7.0   13.0    6.9   13.0     6.9   13.0     6.8
Subclass C-1................................................   13.2    8.4   14.3    8.5   15.1     8.6   15.2     8.8
Subclass D-1................................................   14.0   10.1   20.0   12.6   20.0    12.8      (1)

---------------

* Base Case

(1) Not all principal repaid prior to Final Maturity Date (Yield =  8.35%).

          EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF 1998 NOTES ASSUMING ANNUAL AIRCRAFT SALES OF THE MAGNITUDE SHOWN, BEGINNING IN YEAR 9

                                                               PERCENTAGE OF ASSUMED PORTFOLIO VALUE SOLD BEGINNING
                                                                                     IN YEAR 9
                                                               -----------------------------------------------------
                                                                   0%*          1.0%          2.0%          3.0%
                                                               -----------   -----------   -----------   -----------
                                                               EXP    AVG    EXP    AVG    EXP    AVG    EXP    AVG
                                                               ----   ----   ----   ----   ----   ----   ----   ----
Subclass A-2................................................    5.4    2.8    5.4    2.8    5.4    2.8    5.4    2.8
Subclass B-1................................................   13.0    7.0   13.0    7.0   13.0    7.0   13.0    7.0
Subclass C-1................................................   13.2    8.4   13.8    8.5   14.0    8.5   14.3    8.5
Subclass D-1................................................   14.0   10.1   20.0   12.4   20.0   12.4   20.0   12.5

---------------

* Base Case

                                      E-3-8